WILSHIRE MUTUAL FUNDS SUMMARY PROSPECTUS MAY 1, 2015
Small Company Value Portfolio Investment Class Shares (DTSVX) Institutional Class Shares (WSMVX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2015, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://advisor.wilshire.com/OurProducts/MutualFunds/WilshireSmallCompanyValuePortfolio.aspx, email a request to wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Small Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap value sub-category.

Fees and Expenses of the Small Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.46%	0.38%
Total Annual Portfolio Operating Expenses*	1.56%	1.23%
Less Fee Waiver/Expense Reimbursement	(0.06%)	(0.00%)
Net Annual Fund Operating Expenses	1.50%	1.23%

*	Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2016 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expense reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$153	$487	$844	$1,851
Institutional Class	$119	$384	$670	$1,483

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

•	The Portfolio focuses on the small company value segment of the U.S. equity market.

•	The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $4 billion at the time of purchase.

•	The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields (dividend yields for small companies are generally less than those of large companies).

•	The Portfolio invests in small-cap companies that may still further develop.

WIL-SM-004-0600

•	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Small Company Value Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 2000 Value Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates. Alpha is a measure of performance on a risk adjusted basis.

NWQ Investment Management Company, LLC (“NWQ”). NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ’s stock selection process is driven by rigorous bottom-up fundamental research. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Certain Wilshire funds are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio transaction costs.

The Small Company Value Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you believe that the market will favor a particular investment style, such as small-cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance during the one year period was primarily attributable to the Fund’s holding of Integrated Device Technology and International Rectifier (specifically during the third quarter).

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 25.22% (quarter ended 9/30/09) and the lowest return for a quarter was (24.52)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
 (periods ended December 31, 2014)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	6.17%	15.38%	7.47%
Return After Taxes on Distributions	2.88%	14.39%	5.97%
Return After Taxes on Distributions and Sale of Shares	5.44%	12.29%	5.68%
Institutional Class
Return Before Taxes	6.47%	15.73%	7.82%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	4.22%	14.26%	6.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

NWQ

Phyllis G. Thomas, CFA, Portfolio Manager of the Portfolio. Ms. Thomas has served as Portfolio Manager since October 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796
http://advisor.wilshire.com

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